                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                         243,929.35
        Available Funds:
               Contract Payments due and received in this period                                                 3,886,115.24
               Contract Payments due in prior period(s) and received in this period                                270,826.05
               Contract Payments received in this period for next period                                            33,466.06
               Sales, Use and Property Tax, Maintenance, Late Charges                                               77,479.53
               Prepayment Amounts related to early termination in this period                                    5,533,524.42
               Servicer Advance                                                                                    777,287.37
               Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
               Transfer from Reserve Account                                                                         5,685.95
               Interest earned on Collection Account                                                                 7,115.79
               Interest earned on Affiliated Account                                                                   743.88
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
               Section 5.03                                                                                              0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
               contract < Predecessor contract)                                                                          0.00
               Amounts paid under insurance policies                                                                     0.00
               Any other amounts                                                                                         0.00

                                                                                                                --------------
        Total Available Funds                                                                                   10,836,173.64
        Less: Amounts to be Retained in Collection Account                                                         178,815.05
                                                                                                                --------------
        AMOUNT TO BE DISTRIBUTED                                                                                10,657,358.59
                                                                                                                ==============


        DISTRIBUTION OF FUNDS:

               1.   To Trustee -  Fees                                                                                   0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                     270,826.05
               3.   To Noteholders (For Servicer Report immediately following the Final Additional
                    Closing Date)

                         a) Class A1 Principal and Interest                                                              0.00
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                          0.00
                         a) Class A3 Principal (distributed after A2 Note matures) and Interest                  8,476,493.22
                         a) Class A4 Principal (distributed after A3 Note matures) and Interest                    508,746.21
                         b) Class B Principal and Interest                                                         153,266.15
                         c) Class C Principal and Interest                                                         307,082.60
                         d) Class D Principal and Interest                                                         205,948.85
                         e) Class E Principal and Interest                                                         265,576.86

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                              0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                         a) Residual Interest (Provided no Restricting or Amortization Event in
                            effect)                                                                                 41,733.64
                         b) Residual Principal (Provided no Restricting or Amortization Event in
                            effect)                                                                                279,726.54
                         c) Reserve Account Distribution (Provided no Restricting or Amortization
                            Event in effect)                                                                         5,685.95
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                    Other Amounts                                                                                   85,339.20
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                    56,933.32
                                                                                                                --------------
        TOTAL FUNDS DISTRIBUTED                                                                                 10,657,358.59
                                                                                                                ==============

                                                                                                                --------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
        Funds (if any)}                                                                                            178,815.05
                                                                                                                ==============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                               $4,104,190.93
         - Add Investment Earnings                                                                                   5,685.95
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
         - Less Distribution to Certificate Account                                                                  5,685.95
                                                                                                                --------------
End of period balance                                                                                           $4,104,190.93
                                                                                                                ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $4,104,190.93
                                                                                                                ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                   Pool A                                                       101,936,169.88
                   Pool B                                                        31,667,142.66
                                                                                ---------------
                                                                                                      133,603,312.54

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   595,066.36
Class A Monthly Interest - Pool B                                                   184,861.28

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                6,145,865.63
Class A Monthly Principal - Pool B                                                2,059,446.16
                                                                                ---------------
                                                                                                        8,205,311.79

Ending Principal Balance of the Class A Notes

                   Pool A                                                        95,790,304.25
                   Pool B                                                        29,607,696.50
                                                                                ---------------
                                                                                                      ---------------
                                                                                                      125,398,000.75

                                                                                                      ===============


-----------------------------------------------------------------------------------------
Interest Paid Per   $1,000      Principal Paid Per  $1,000              Ending Principal
Original Face $240,779,000      Original Face $240,779,000              Balance Factor
                 $3.239185                      $34.078187                    52.080124%
-----------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                   Class A1                                                               0.00
                   Class A2                                                               0.00
                   Class A3                                                      47,799,312.54
                   Class A4                                                      85,804,000.00

                                                                                 --------------

Class A Monthly Interest                                                                              133,603,312.54
                   Class A1 (Actual Number Days/360)                                      0.00
                   Class A2                                                               0.00
                   Class A3                                                         271,181.43
                   Class A4                                                         508,746.21

                                                                                 --------------

Class A Monthly Principal

                   Class A1                                                               0.00
                   Class A2                                                               0.00
                   Class A3                                                       8,205,311.79
                   Class A4                                                               0.00

                                                                                 --------------
                                                                                                        8,205,311.79

Ending Principal Balance of the Class A Notes

                   Class A1                                                               0.00
                   Class A2                                                               0.00
                   Class A3                                                      39,594,000.75
                   Class A4                                                      85,804,000.00

                                                                                 --------------
                                                                                                      ---------------
                                                                                                      125,398,000.75

                                                                                                      ===============

Class A3

-----------------------------------------------------------------------------------------
Interest Paid Per  $1,000       Principal Paid Per $1,000               Ending Principal
Original Face $74,000,000       Original Face $74,000,000               Balance Factor
                $3.664614                     $110.882592                     53.505406%
-----------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002

V.    CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes

                              Pool A                                                           1,737,420.38
                              Pool B                                                             539,721.31
                                                                                              --------------
                                                                                                                 2,277,141.69

        Class B Overdue Interest, if any                                                               0.00
        Class B Monthly Interest - Pool A                                                         10,226.17
        Class B Monthly Interest - Pool B                                                          3,176.71
        Class B Overdue Principal, if any                                                              0.00
        Class B Monthly Principal - Pool A                                                       104,759.07
        Class B Monthly Principal - Pool B                                                        35,104.20
                                                                                              --------------
                                                                                                                   139,863.27

        Ending Principal Balance of the Class B Notes

                              Pool A                                                           1,632,661.31
                              Pool B                                                             504,617.11
                                                                                              --------------
                                                                                                                 -------------
                                                                                                                 2,137,278.42
                                                                                                                 =============

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $4,104,000     Original Face  $4,104,000         Balance Factor
                       $3.265809                    $34.079744               52.077934%
        --------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes

                              Pool A                                                           3,474,840.78
                              Pool B                                                           1,079,442.61
                                                                                              --------------
                                                                                                                 4,554,283.39

        Class C Overdue Interest, if any                                                               0.00
        Class C Monthly Interest - Pool A                                                         20,872.21
        Class C Monthly Interest - Pool B                                                          6,483.85
        Class C Overdue Principal, if any                                                              0.00
        Class C Monthly Principal - Pool A                                                       209,518.15
        Class C Monthly Principal - Pool B                                                        70,208.39
                                                                                              --------------
                                                                                                                   279,726.54

        Ending Principal Balance of the Class C Notes

                              Pool A                                                           3,265,322.63
                              Pool B                                                           1,009,234.22
                                                                                              --------------
                                                                                                                 -------------
                                                                                                                 4,274,556.85
                                                                                                                 =============

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $8,208,000     Original Face  $8,208,000         Balance Factor
                       $3.332853                    $34.079744               52.077934%
        --------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes

                              Pool A                                                           2,316,560.52
                              Pool B                                                             719,628.41
                                                                                              --------------
                                                                                                                  3,036,188.93

        Class D Overdue Interest, if any                                                               0.00
        Class D Monthly Interest - Pool A                                                         14,851.08
        Class D Monthly Interest - Pool B                                                          4,613.42
        Class D Overdue Principal, if any                                                              0.00
        Class D Monthly Principal - Pool A                                                       139,678.76
        Class D Monthly Principal - Pool B                                                        46,805.59
                                                                                              --------------
                                                                                                                    186,484.35

        Ending Principal Balance of the Class D Notes

                              Pool A                                                           2,176,881.76
                              Pool B                                                             672,822.82
                                                                                              --------------
                                                                                                                 --------------
                                                                                                                  2,849,704.58
                                                                                                                 ==============

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $5,472,000     Original Face  $5,472,000         Balance Factor
                       $3.557109                    $34.079742               52.077935%
        --------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes

                              Pool A                                                           2,895,700.65
                              Pool B                                                             899,535.51
                                                                                              --------------
                                                                                                                  3,795,236.16

        Class E Overdue Interest, if any                                                               0.00
        Class E Monthly Interest - Pool A                                                         24,775.13
        Class E Monthly Interest - Pool B                                                          7,696.28
        Class E Overdue Principal, if any                                                              0.00
        Class E Monthly Principal - Pool A                                                       174,598.46
        Class E Monthly Principal - Pool B                                                        58,506.99
                                                                                              --------------
                                                                                                                    233,105.45

        Ending Principal Balance of the Class E Notes

                              Pool A                                                           2,721,102.19
                              Pool B                                                             841,028.52
                                                                                              --------------
                                                                                                                 --------------
                                                                                                                  3,562,130.71
                                                                                                                 ==============

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $6,840,000     Original Face  $6,840,000         Balance Factor
                       $4.747282                    $34.079744               52.077934%
        --------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance

                              Pool A                                            3,476,020.72
                              Pool B                                            1,079,991.57
                                                                               --------------
                                                                                                      4,556,012.29

        Residual Interest - Pool A                                                 32,352.70
        Residual Interest - Pool B                                                  9,380.94
        Residual Principal - Pool A                                               209,518.15
        Residual Principal - Pool B                                                70,208.39
                                                                               --------------
                                                                                                        279,726.54

        Ending Residual Principal Balance

                              Pool A                                            3,266,502.57
                              Pool B                                            1,009,783.18
                                                                               --------------
                                                                                                     --------------
                                                                                                      4,276,285.75
                                                                                                     ==============


X.    PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                56,933.32
         - Servicer Advances reimbursement                                                              270,826.05
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                               85,339.20
                                                                                                     --------------
        Total amounts due to Servicer                                                                   413,098.57
                                                                                                     ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                            115,836,712.91

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                               0.00

           Decline in Aggregate Discounted Contract Balance                                                           6,983,938.21
                                                                                                                   ----------------
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              ending of the related Collection Period                                                               108,852,774.70
                                                                                                                   ================

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                       2,497,303.71

               - Principal portion of Prepayment Amounts                                             4,486,634.50

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                 0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                      0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                               0.00

                                                                                                    --------------
                                    Total Decline in Aggregate Discounted Contract Balance           6,983,938.21
                                                                                                    ==============


POOL B
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                             35,985,462.08

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                               0.00

           Decline in Aggregate Discounted Contract Balance                                                           2,340,279.73
                                                                                                                   ----------------
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              ending of the related Collection Period                                                                33,645,182.35
                                                                                                                   ================

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                       1,328,488.09

               - Principal portion of Prepayment Amounts                                             1,011,791.64

               - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

               - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                      Contracts during the Collection Period                                                 0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                      0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                               0.00

                                                                                                    --------------
                                    Total Decline in Aggregate Discounted Contract Balance           2,340,279.73
                                                                                                    ==============

                                                                                                                   ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   142,497,957.05
                                                                                                                   ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                    Predecessor
                                                                              Discounted              Predecessor   Discounted
          Lease #         Lessee Name                                         Present Value           Lease #       Present Value
          ------------------------------------------------------------        ----------------------  ------------  ---------------
                          NONE

                                                                              ----------------------                ---------------
                                                                      Totals:                 $0.00                           $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES           NO     X
                                                                                                      --------      --------

          POOL B                                                                                                    Predecessor
                                                                              Discounted              Predecessor   Discounted
          Lease #         Lessee Name                                         Present Value           Lease #       Present Value
          ------------------------------------------------------------        ----------------------  ------------  ---------------
                          NONE

                                                                              ----------------------                ---------------
                                                                      Totals:                 $0.00                           $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $ 86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES           NO     X
                                                                                                      --------      --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                                Discounted           Predecessor    Discounted
          Lease #     Lessee Name                                               Present Value        Lease #        Present Value
          -----------------------------------------------------------------     ------------------   -------------- ----------------
          1528-004    U.S. Neurological, Inc.                                          $194,560.17   2042-202           $981,403.44
          2826-001    Newark Health Imaging, L.L.C.                                    $789,368.50
          2875-008    MRI of River North, INC. et al                                   $735,842.45   2314-004           $707,303.41
          2709-202    Symmorphix, Inc.                                                 $390,173.53   2041-201           $526,898.39
          2712-201    Matric Semiconductor, Inc.                                       $123,333.71   2041-202            $87,853.47
          2712-202    Matric Semiconductor, Inc.                                       $102,100.09
          3323-001    Open MRI Ohio I Ventures L.L.C.                                $1,018,210.69   2659-001           $567,212.03
                      Cash                                                             $116,213.37   2660-001           $567,212.03



                                                                                ------------------                  ----------------
                                                                       Totals:       $3,469,802.51                    $3,437,882.77

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              3,437,882.77
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
 Agreement Section 7.02                                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES            NO     X
                                                                                                     --------       --------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                                                Discounted           Predecessor    Discounted
          Lease #     Lessee Name                                               Present Value        Lease #        Present Value
          -----------------------------------------------------------------     ------------------   -------------- ---------------
          3313-001    Open MRI Missouri Ventures, LLC                                $1,103,064.69   1004-501            $60,739.26
          3313-003    Open MRI Missouri Ventures, LLC                                $1,035,735.31   1004-502            $60,739.26
          3309-002    Open MRI Illinois Ventures, LLC                                  $998,471.79   2786-001         $3,010,223.86







                                                                                ------------------                  ---------------
                                                                       Totals:       $3,137,271.79                    $3,131,702.38

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $3,131,702.38
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    3.60%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
    Agreement Section 7.02                                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                               YES            NO     X
                                                                                                     --------       --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
          This Month                            4,617,465.72          This Month                            142,497,957.05
          1 Month Prior                         4,855,470.94          1 Month Prior                         151,822,174.99
          2 Months Prior                        1,596,871.78          2 Months Prior                        157,750,797.93

          Total                                11,069,808.44          Total                                 452,070,929.97

          a) 3 MONTH AVERAGE                    3,689,936.15          b) 3 MONTH AVERAGE                    150,690,309.99

          c) a/b                                       2.45%


2.    Does a Delinquency Condition Exist (1c > 6% )?

                                                                                                      Yes             No   X
                                                                                                         ---------      --------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                           Yes             No   X
                                                                                                         ---------      --------

      B. An Indenture Event of Default has occurred and is then continuing?                           Yes             No   X
                                                                                                         ---------      --------

4.    Has a Servicer Event of Default occurred?                                                       Yes             No   X
                                                                                                         ---------      --------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                                                Yes             No   X
                                                                                                         ---------      --------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
               not remedied within 90 days?                                                           Yes             No   X
                                                                                                         ---------      --------
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
               exceeds 6% of the ADCB on the Closing Date?                                            Yes             No   X
                                                                                                         ---------      --------




6.    Aggregate Discounted Contract Balance at Closing Date                                           Balance  $273,612,728.90
                                                                                                               ---------------


      DELINQUENT LEASE SUMMARY

                      Days Past Due                      Current Pool Balance                               # Leases
                            31 - 60                              2,192,619.53                                     42
                            61 - 90                              1,294,720.86                                     16
                           91 - 180                              4,617,465.72                                     24



      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization